UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SPIRIT AIRLINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 16, 2020. Meeting Information SPIRIT AIRLINES INC. Meeting Type: Annual Meeting For holders as of: April 20, 2020 Date: June 16, 2020 Time: 9:00 a.m. ET Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SAVE2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SAVE2020 and be sure to have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page). SPIRIT AIRLINES INC. You are receiving this communication because you hold shares in 2800 EXECUTIVE WAY the company named above. MIRAMAR, FL 33025 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P33537 proxy See the materials reverse and side voting of this instructions. notice to obtain D14165—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 2, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow P33537 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. - During The Meeting: Go to www.virtualshareholdermeeting.com/SAVE2020. Have the information that is printed in the box marked D14166 by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. To elect the following three Class III directors to hold office until the 2023 annual meeting of stockholders or until their successors are elected: Nominees: 01) Edward M. Christie III 02) Mark B. Dunkerley 03) Christine P. Richards The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020; 3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the attached Proxy Statement pursuant to executive compensation disclosure rules under the Securities Exchange Act of 1934, as amended; and Note: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.—P33537 D14167

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